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Exhibit 99.1

Heritage Property Investment Trust, Inc.

$150,000,000
4.50% Notes due 2009

PURCHASE AGREEMENT

October 12, 2004

DEUTSCHE BANK SECURITIES INC.
UBS SECURITIES LLC
WACHOVIA CAPITAL MARKETS, LLC

c/o
Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005

Ladies and Gentlemen:

        Heritage Property Investment Trust, Inc., a Maryland corporation (the "Company"), Heritage Property Investment Limited Partnership, a Delaware limited partnership ("Heritage OP") and Bradley Operating Limited Partnership, a Delaware limited partnership ("Bradley OP," and, together with Heritage OP, the "Guarantors"), hereby confirm their agreement with Deutsche Bank Securities Inc., UBS Securities LLC and Wachovia Capital Markets, LLC and (the "Initial Purchasers"), as set forth below.

        Section 1.    The Securities.    Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $150,000,000 aggregate principal amount of its 4.50% Notes due 2009 (the "Notes").

        The Notes will be unconditionally guaranteed (collectively, the "Guarantees") jointly and severally, by the Guarantors. Each of the Guarantors is a direct or indirect subsidiary of the Company. The Notes and the Guarantees are collectively referred to herein as the "Securities."

        The Notes are to be issued under an indenture (the "Indenture") to be dated as of October 15, 2004 by and among the Company, the Guarantors and LaSalle National Bank, as trustee (the "Trustee").

        The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

        In connection with the sale of the Securities, the Company and the Guarantors have prepared a final offering memorandum, dated October 12, 2004 (the "Memorandum") setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes, a description of the Guarantees, a description of the Company and any material developments relating to the Company occurring after the date of the most recent historical financial statements included therein. Any reference herein to the Memorandum shall be deemed to refer to and include the documents incorporated by reference therein.

        The Initial Purchasers and their direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company and the Guarantors will agree, among other things, to file a registration statement with the Securities and Exchange Commission (the "Commission") registering the Securities or the Exchange Notes (each as defined in the Registration Rights Agreement) under the Act.

        This Agreement, the Notes, the Guarantees, the Exchange Notes, the Private Exchange Notes (as defined in the Registration Rights Agreement), the guarantees of the Exchange Notes and the Private Exchange Notes, the Indenture and the Registration Rights Agreement are referred to herein as the "Offering Agreements."

        Section 2.    Representations and Warranties.    The Company and the Guarantors jointly and severally represent and warrant to and agree with each of the Initial Purchasers as follows:

           (a)  Neither the Memorandum nor any amendment or supplement thereto as of its date and at the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use in the Memorandum or any amendment or supplement thereto.

           (b)  Since the respective dates as of which information is given in the Memorandum, except as otherwise stated or incorporated by reference therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (C) except for regular quarterly dividends not exceeding $.5350 per share, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (D) neither the Company nor either Guarantor has incurred any material obligation or liability, direct, contingent or otherwise and (E) there has been no change in the outstanding indebtedness or capital stock of the Company or any subsidiary (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, equity incentive plans or employee benefit plans referred to in the Memorandum or pursuant to the exercise of convertible securities or options referred to in the Memorandum). The Company has no material contingent obligation which is not disclosed or incorporated by reference in the Memorandum.

           (c)  Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Memorandum (or any amendment or supplement thereto) complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder.

           (d)  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum and to enter into and perform its obligations under each of the Offering Agreements to which it is a party; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, all of which jurisdictions are set forth on Annex I hereto, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

           (e)  Each of the Guarantors has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware; each of the Guarantors has partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum and to enter into and perform its obligations under each of the Offering Agreements to which it is a party; and each of the Guarantors is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, all of which jurisdictions are set forth on Annex I hereto, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

            (f)  Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X of the Act), including without limitation, those set forth on Schedule 1 (each a "Subsidiary" and, collectively, the "Subsidiaries"), has been duly organized and is validly existing as a partnership, corporation or limited liability company ("LLC") in good standing under the laws of the jurisdiction of its organization, has partnership, corporate or LLC power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum and is duly qualified as a foreign partnership, corporation or LLC to transact business and is in good standing in each jurisdiction in which such qualification is required, all of which jurisdictions are set forth on Annex I hereto, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in, or incorporated by reference in, the Memorandum, all of the issued and outstanding shares of beneficial interest or capital stock, partnership or LLC interests, as the case may be, of each such Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, with respect to the shares of beneficial interest or capital stock, partnership and LLC interests owned by the Company or another Subsidiary, are owned by the Company or another Subsidiary, respectively, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

           (g)  The authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum (except for subsequent issuances, if any, pursuant to reservations, agreements, equity incentive plans or employee benefit plans referred to in, or incorporated by reference in, the Memorandum or pursuant to the exercise of convertible securities or options referred to in, or incorporated by reference in, the Memorandum). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

           (h)  This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

            (i)  The Notes, the Exchange Notes, the Private Exchange Notes, the Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes have been duly authorized for issuance and sale pursuant to this Agreement, and, when issued and delivered by the Company or the Guarantors pursuant to this Agreement, against payment of the consideration set forth herein, will be validly issued and binding on the Company and the Guarantors; the Notes, the Exchange Notes, the Private Exchange Notes, the Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes conform to all statements relating thereto contained in the Memorandum and such descriptions conform to the rights set forth in the instruments defining the same; no holder of the Notes, the Exchange Notes, the Private Exchange Notes, the Guarantees or the guarantees of the Exchange Notes and the Private Exchange Notes will be subject to personal liability by reason of being such a holder; except as described in the Memorandum, the issuance of the Notes, the Exchange Notes, the Private Exchange Notes, the Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes is not subject to the preemptive or other similar rights of any securityholder or creditor of the Company or the Guarantors.

            (j)  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws, partnership or LLC agreement or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments"), except, with respect to (ii) above, for any such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of the Offering Agreements and the consummation of the transactions contemplated in the Offering Agreements, and in the Memorandum (including the issuance and sale of the Securities and the use of the proceeds from such sale as described in the Memorandum under the caption "Use of Proceeds") and compliance by the Company and the Guarantors with their respective obligations under the Offering Agreements have been duly authorized by all necessary corporate and partnership action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Guarantor or any Subsidiary pursuant to, the Agreements and Instruments, except for such breaches, defaults, Repayment Events, liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws, partnership agreement or LLC agreement of the Company, any Guarantor or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any Guarantor or any Subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to increase the interest rates under or to require the repurchase, redemption or repayment of, all or a portion of such indebtedness by the Company, any Guarantor or any Subsidiary.

           (k)  Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice, except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's tenants at any of the neighborhood or community shopping centers owned and operated by the Company and its Subsidiaries, principal suppliers or contractors, which, in any case, may reasonably be expected to result in a Material Adverse Effect.

            (l)  The Notes, when issued, will be in the form contemplated by the Indenture. The execution and delivery of the Notes, the Exchange Notes and the Private Exchange Notes (as defined in the Registration Rights Agreement) have been duly authorized by all necessary corporate action on the part of the Company and, on and as of the Closing Date, the Notes will have been duly executed and delivered by the Company and, assuming due authentication by the Trustee, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture. The Exchange Notes and the Private Exchange Notes, when duly executed by the Company and assuming due authentication by the Trustee, will be the legal, valid and binding obligations of the

  Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

          (m)  The Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes, when issued, will be in the form contemplated by the Indenture. The Guarantees have been duly authorized by all necessary partnership action of the Guarantors and, on and as of the Closing Date, the Guarantees will have been duly executed and delivered by the Guarantors, will be the legal, valid and binding obligations of the Guarantors, and will be enforceable against the Guarantors in accordance with their terms and entitled to the benefits of the Indenture. The guarantees of the Exchange Notes and the Private Exchange Notes have been duly authorized by all necessary partnership action of the Guarantors and, when duly executed and delivered by the Guarantors, will be the legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms and entitled to the benefits of the Indenture.

           (n)  None of the Company or any of the Subsidiaries nor, to the Company's knowledge after due inquiry, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of the Securities.

           (o)  The Company and the Guarantors have all requisite corporate or partnership power and authority to execute, deliver and perform their obligations under the Indenture. The execution and delivery of the Indenture have been duly authorized by the Company and the Guarantors and, when executed and delivered by the Company and the Guarantors (assuming the due authorization, execution and delivery by the Trustee), the Indenture will constitute a legal, valid and binding agreement of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture conforms to all statements relating thereto contained in the Memorandum and such descriptions conform to the rights set forth in the instruments defining the same.

           (p)  The Company and the Guarantors have all requisite corporate or partnership power and authority to execute, deliver and perform their obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and the Guarantors and, when executed and delivered by the Company and the Guarantors (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding agreement of the Company and the Guarantors enforceable against each of the Company and the Guarantors in accordance with its terms. The Registration Rights Agreement conforms to all statements relating thereto contained in the Memorandum and such descriptions conform to the rights set forth in the instruments defining the same.

           (q)  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company and the Guarantors of their respective obligations under the Offering Agreements, the issuance, offering and sale of the Securities, the Exchange Notes and the Private Exchange Notes pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated, except such as (a) have been already obtained or as may be required under state securities ("Blue Sky") laws and except with respect to the registration of the Exchange Notes and Private Exchange Notes, if applicable, pursuant to the Registration Rights Agreement and the qualification of the Indenture under the TIA and (b) have been obtained under the laws and regulations of jurisdictions outside the United States in which the Securities, Exchange Notes and Private Exchange Notes are offered.

           (r)  The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

           (s)  The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in, or incorporated by reference in, the Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases relating to the business of the Company and its subsidiaries and under which the Company or any of its subsidiaries holds properties described in, or incorporated by reference in, the Memorandum, are in full force and effect; and neither the Company nor any subsidiary is in default under any of such leases and subleases (and the Company and its subsidiaries do not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases) other than such defaults that would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, other than such claims that would not reasonably be expected to have a Material Adverse Effect.

            (t)  Neither the Company nor any of its Subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights to conduct the business operated by it other than those whereby the failure to possess or own would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries is aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts or circumstances which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

           (u)  The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate the real property owned or leased by them and to otherwise conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

           (v)  The accountants who certified the financial statements and supporting schedules of the Company are independent public accountants as required by the Act.

          (w)  The financial statements of the Company included in, or incorporated by reference in, the Memorandum, together with the related schedules and notes, present fairly, in all respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements of the Company have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in, or incorporated by reference in, the Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in, or incorporated by reference in, the Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Memorandum.

           (x)  The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (y)  As required by Rule 13a-15 under the Exchange Act, the Company's principal executive officer, principal financial officer, and other members of senior management have evaluated the design and operations of the disclosure controls and procedures of the Company. Based on this evaluation, the Company's Chief Executive Officer and Chief Financial Officer have concluded that the disclosure controls and procedures effectively ensure that information required to be disclosed in the Company's filings and submissions with the Commission under the Exchange Act, is accumulated and communicated to the Company's management (including the principal executive officer and principal financial officer) and is recorded, processed, summarized and reported within the time periods specified by the Commission. In addition, there have not been any changes in the Company's internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) since December 31, 2003 that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

           (z)  The Company has not, directly or indirectly, including through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company.

         (aa)  Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge after due inquiry, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Memorandum.

         (bb)  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Guarantors, threatened, against or affecting the Company, the Guarantors or any subsidiary, which would be required to be disclosed in a prospectus under the Act that is not disclosed or incorporated by reference in the Memorandum, or that might reasonably be expected to result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Offering

  Agreements or the performance by the Company and the Guarantors of their respective obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company, the Guarantors or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in, or incorporated by reference in, the Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

         (cc)  No direct or indirect subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, making any other distribution on such subsidiary's capital stock, partnership interests or LLC interests, repaying to the Company any loans or advances to such subsidiary from the Company or transferring any of such subsidiary's property or assets to the Company, in each case except for restrictions upon the incurrence of a default or failure to meet financial covenants or conditions under existing agreements or restrictions that require a subsidiary to service its debt obligations before making dividends, distributions or advancements in respect of its capital stock.

         (dd)  The Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years beginning with the year ended December 31, 1999, and its current organization and method of operation will enable it to continue to meet the requirements for qualification and taxation as a real estate investment trust.

         (ee)  Each of the Subsidiaries that is a partnership or a limited liability company ("Subsidiary Partnerships") has been properly classified either as a partnership or as an entity disregarded as separate from the Company for federal income tax purposes throughout the period from its formation through the date hereof, or, in the case of any Subsidiary Partnerships that have terminated, through the date of termination of such Subsidiary Partnerships.

          (ff)  Each of the Company, its Subsidiaries and the Guarantors has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

         (gg)  Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and the Company has no reason to believe that it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage for similar insurers as may be necessary to continue its businesses at a cost that would not reasonably be expected to have a Material Adverse Effect, except as described in, or incorporated by reference in, or contemplated by the Memorandum.

         (hh)  Each of the Company and its subsidiaries has obtained title insurance on all of the properties owned by each of them covering risks and in amounts that are commercially reasonable for the assets owned by them and that are consistent with the types and amounts of insurance typically maintained by current owners of similar properties, and in each case such title insurance is in full force and effect.

           (ii)  The mortgages and deeds of trust encumbering the properties and assets described or incorporated by reference in general in the Memorandum are not convertible and are not cross-defaulted or cross-collateralized to any property not owned by the Company or any of its subsidiaries, except as disclosed in the Memorandum; and none of the Company or any of its subsidiaries hold participating interests in such mortgages and deeds of trust.

           (jj)  The Company and each of its Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code including the regulations and published interpretations thereunder; and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except for such noncompliance, reportable events, liabilities, or failures to qualify that would not result in a Material Adverse Effect.

         (kk)  The assets of the Company do not constitute "plan assets" of an ERISA regulated employee benefit plan.

           (ll)  The affairs of the Company have at all times been conducted in compliance with the requirements for a "real estate operating company" (REOC) as such term is defined in the plan assets regulation in 29 C.F.R. Section 2510.3-101(e).

      (mm)  Except as described in, or incorporated by reference in, the Memorandum, (A) neither the Company nor any of its subsidiaries is or has been in violation of, and neither the Company nor any of its subsidiaries has any liability under, federal, state, local or foreign statute, law, rule, regulation, judicial or administrative order, consent decree or judgment, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), except as would not reasonably be expected to have a Material Adverse Effect; (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, except as would not reasonably be expected to have a Material Adverse Effect; (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, government information requests, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect; (D) there has been no release of Hazardous Materials at, on, under or from any real property owned or operated by the Company or any of its subsidiaries during the period of such ownership or operation, except as would not reasonably be expected to have a Material Adverse Effect; (E) neither the Company nor any subsidiary has arranged, by contract, agreement, or otherwise, for the treatment or disposal of Hazardous Materials at any facility, such that the Company or any subsidiary is or could be liable for the cleanup of such facility; and (F) there are no events or circumstances that might form the basis of an order for clean-up, removal or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws, except as would not reasonably be expected to have a Material Adverse Effect.

         (nn)  No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound, except any default that would not have a Material Adverse Effect.

         (oo)  Neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in, or incorporated by reference in, the Memorandum any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as would not reasonably be expected to have a Material Adverse Effect.

         (pp)  Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of the Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or incorporated by reference in, or filed as an exhibit to, the Memorandum, and no such termination or non-renewal has been threatened by the Company or any of the Subsidiaries or, to the Company's knowledge after due inquiry, any other party to any such contract or agreement.

         (qq)  No receiver or liquidator (or similar person) has been appointed in respect of the Company or any of its subsidiaries or in respect of any part of the assets of the Company or any of its subsidiaries; no resolution, order of any court, regulatory body, governmental body or otherwise, or petition or application for an order, has been passed, made or presented for the winding up of the Company or any of its subsidiaries or for the protection of the Company or any such subsidiary from its creditors; and the Company has not, and no subsidiary of the Company has, stopped or suspended payments of its debts, become unable to pay its debts or otherwise become insolvent.

          (rr)  None of the Company, the Guarantors or any of their respective subsidiaries or any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Act ("Regulation D")) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement and the initial resale by the Initial Purchasers in accordance with Section 8 hereof to register any of the Securities under the Act or to qualify the Indenture under the TIA.

          (ss)  No securities of the Company, the Guarantors or any of their respective subsidiaries are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

          (tt)  None of the Company, the Guarantors, any of their respective subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to the Securities; the Company, the Guarantors, their respective subsidiaries and their respective affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.

        Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by the Company and each of its subsidiaries to each Initial Purchaser as to the matters covered thereby.

        Section 3.    Purchase, Sale and Delivery of the Securities.    On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company and the Guarantors agree to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase, the Securities in the respective amounts set forth on Schedule 2 hereto from the Company at 99.307% of their principal amount. One or more certificates in definitive form for the Securities that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company and the Guarantors to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Clifford Chance US LLP, 31 W. 52nd Street, New York, New York at 10:00 a.m., New York time, on October 15, 2004, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Company and the Guarantors, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as Deutsche Bank Securities Inc. may designate, at least 24 hours prior to the Closing Date.

        Section 4.    Offering by the Initial Purchasers.    The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

        Section 5.    Covenants of the Company.    The Company and the Guarantors jointly and severally covenant and agree with each of the Initial Purchasers as follows:

           (a)  The Company will not amend or supplement the Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent. The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

           (b)  The Company will cooperate with the Initial Purchasers in qualifying the Securities for offering and sale in each jurisdiction as the Initial Purchasers shall designate including, but not limited to, pursuant to applicable Blue Sky laws of certain states of the United States of America or other U.S. jurisdictions, and the Company shall maintain such qualifications in effect for so long as may be necessary in order to complete the placement of the Securities; provided, however, that the Company shall not be obliged to file any general consent to service of process or to qualify as a foreign corporation or as a securities dealer in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

           (c)  If, at any time prior to the completion of the distribution by the Initial Purchasers of the Securities or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and will promptly, at its own expense, prepare, an amendment or supplement to the Memorandum that corrects such statement or omission or effects such compliance.

           (d)  The Company will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

           (e)  The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Memorandum.

            (f)  None of the Company, the Guarantors or any of their respective Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

           (g)  The Company will not, and will not permit any of its subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

           (h)  For so long as any of the Securities remain outstanding, the Company will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

            (i)  The Company will use its best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

            (j)  In connection with Securities offered and sold in an off shore transaction (as defined in Regulation S) the Company will not register any transfer of such Securities not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Securities in the form of definitive securities.

           (k)  During the period beginning on the date hereof and ending on the Business Day immediately following the Closing Date, the Company and the Guarantors will not, without the prior written consent of the Initial Purchasers, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into any agreement to sell, or otherwise dispose of, any securities of the same class or series or ranking on a parity with any Securities (other than the Exchange Notes, the Private Exchange Notes or the guarantees thereon) or any security convertible into or exchangeable for the Securities.

            (l)  None of the Company or any of its Affiliates will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities.

          (m)  For a period of two years (calculated in accordance with paragraphs (d) of Rule 144 under the Act) following the date any Securities are acquired from the Company or any of its Affiliates, none of the Company or any of its Affiliates will resell any such Securities acquired by any of them.

        Section 6.    Expenses.    The Company shall bear and pay all costs and expenses incurred incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 or 12 hereof, including: (i) fees and expenses of preparation, issuance and delivery of the Offering Agreements; (ii) the fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company or the Guarantors; (iii) fees and expenses incurred in connection with the printing and distribution of the Memorandum and any amendment or supplement thereto and the printing and production of all other documents with respect to the transactions contemplated hereby (including this Agreement and any other related agreements); (iv) expenses related to the qualification of the Securities under the state securities or Blue Sky laws, including filing fees and the fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any Blue Sky memoranda; (v) all arrangements relating to the preparation, issuance and delivery to the Initial Purchasers of the Securities; (vi) any fees charged by investment rating agencies for the rating of the Securities; (vii) the fees and expenses of the Trustee; and (viii) the costs and expenses of the "roadshow" and any other meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Initial Purchasers to be paid for by the Initial Purchasers).

        Section 7.    Conditions of the Initial Purchasers' Obligations.    The obligation of the Initial Purchasers to purchase and pay for the Securities shall be subject, in the Initial Purchasers' sole discretion, to the accuracy of the representations and warranties of the Company and the Guarantors contained herein as of the date hereof and as of each Closing Date, as if made on and as of the Closing Date, to the accuracy of the statements of the Company's and the Guarantors' officers made pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their covenants and agreements hereunder and to the following additional conditions:

           (a)  On the Closing Date, the Initial Purchasers shall have received legal opinions dated the Closing Date from Bingham McCutchen LLP, counsel for the Company, together with the favorable opinion of Venable LLP, special Maryland counsel for the Company, each dated as of the time of purchase and in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit A hereto.

           (b)  The Initial Purchasers shall have received a legal opinion from Clifford Chance US LLP, counsel for the Initial Purchasers, dated the Closing Date, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Clifford Chance US LLP shall have received and may rely as to factual matters upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

           (c)  The Initial Purchasers shall have received from KPMG LLP a letter or letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers.

           (d)  The Company shall have furnished or caused to be furnished to the Initial Purchasers at the Closing a certificate of its Chairman of the Board, its President or its Chief Executive Officer and its Chief Financial Officer satisfactory to the Initial Purchasers to the effect that:

              (i)  the representations and warranties of the Company and the Guarantors in this Agreement are true and correct as if made on and as of the Closing Date; and each of the Company and the Guarantors has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date; and

             (ii)  subsequent to the respective dates as of which information is given in the Memorandum (exclusive of any amendment or supplement thereto), neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any materially adverse change (including, without limitation, a change in management or control), or development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Memorandum (exclusive of any amendment or supplement thereto).

           (e)  Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (x) any intended or potential downgrading or (y) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded any of the Company's or any of its subsidiaries' securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

            (f)  The Indenture shall have been executed and delivered by all the parties thereto.

           (g)  On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Company and the Guarantors, and such agreement shall be in full force and effect at all times from and after the Closing Date.

           (h)  On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

        All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Company shall furnish to the Initial Purchasers such conformed copies of such opinions, certificates, letters, and documents in such quantities as the Initial Purchasers shall reasonably request.

        Section 8.    Representations and Warranties of the Initial Purchasers.

           (a)  Each of the Initial Purchasers agrees (as to itself only) with the Company and the Guarantors that (i) it has not solicited and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has solicited and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers as defined in Rule 144A promulgated under the Act ("QIBs") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("non-U.S. purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Memorandum (or, if the Final Memorandum is not in existence, in the most recent Memorandum).

           (b)  Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Act; and (iii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.

           (c)  Each Initial Purchaser represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A under the Act.

        Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

        Section 9.    Indemnification and Contribution.

           (a)  The Company and the Guarantors, jointly and severally, agree to indemnify, defend and hold harmless the Initial Purchasers, their respective partners, directors and officers, and any person who controls each Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which any of the Initial Purchasers or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Memorandum (or any amendment or supplement thereto), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Memorandum or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the Initial Purchasers furnished in writing by or on behalf of the Initial Purchasers to the Company expressly for use in such Memorandum or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Memorandum or necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement made by the Company or the Guarantors in Section 2 hereof or the failure by the Company or the Guarantors to perform when and as required any agreement or covenant contained herein, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any written information furnished by or on behalf of the Company or the Guarantors in connection with the marketing of the Securities, Exchange Notes or Private Exchange Notes; provided, however, that the Company and the Guarantors will not be liable to the Initial Purchasers with respect to any Memorandum to the extent that the Company and the Guarantors shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that any Initial Purchaser, in contravention of a requirement of this Agreement or applicable law, sold Securities, Exchange Notes or Private Exchange Notes to a person to whom such Initial Purchaser failed to send or give, at or prior to the time of purchase, a copy of the Memorandum, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the time of purchase to allow for distribution by the time of purchase) to such Initial Purchaser and the loss, liability, claim, damage or expense of the Initial Purchaser resulted from an untrue statement or omission of material fact contained in or omitted from a prior version of such Memorandum which was corrected in the Memorandum as amended or supplemented prior to the time of purchase and such amended or supplemented Memorandum was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) delivery of such amended or supplemented Memorandum by the time of purchase to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

          If any action, suit or proceeding (each, a "Proceeding") is brought against any Initial Purchaser or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Initial Purchaser or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company with respect to any indemnity which may be sought hereunder to the extent the Company is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Initial Purchaser or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless the Initial Purchaser and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party. As used herein, "Business Day" means any day other than a Saturday, Sunday that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

           (b)  Each Initial Purchaser, severally and not jointly, agrees to indemnify, defend and hold harmless the Company, the Guarantors and their respective directors and officers and any person who controls the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Company, the Guarantors or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Initial Purchaser furnished in writing by or on behalf of such Initial Purchaser to the Company expressly for use in any Memorandum (or any amendment or supplement thereto) or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Memorandum or necessary to make such information not misleading.

          If any Proceeding is brought against the Company, the Guarantors or any such person in respect of which indemnity may be sought against any Initial Purchaser pursuant to the foregoing paragraph, the Company, the Guarantors or such person shall promptly notify such Initial Purchaser in writing of the institution of such Proceeding and the Initial Purchaser shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Initial Purchaser shall not relieve the Initial Purchaser with respect to any indemnity which may be sought hereunder to the extent the Initial Purchaser is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Company, the Guarantors or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Guarantors or such person unless the employment of such counsel shall have been authorized in writing by the Initial Purchaser in connection with the defense of such Proceeding or the Initial Purchaser shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Initial Purchaser (in which case the Initial Purchaser shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Initial Purchaser may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Initial Purchaser), in any of which events such fees and expenses shall be borne by the Initial Purchaser and paid as incurred (it being understood, however, that the Initial Purchaser shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such

  Proceeding). The Initial Purchaser shall not be liable for any settlement of any such Proceeding effected without the written consent of the Initial Purchaser but if settled with the written consent of the Initial Purchaser, the Initial Purchaser agrees to indemnify and hold harmless the Company, the Guarantors and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

           (c)  If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and the Guarantors on the one hand or by any Initial Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding. The Initial Purchasers' obligations to contribute pursuant to this paragraph (c) are several and not joint. For purposes of this paragraph (c), each partner, director and officer of the Initial Purchasers and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Company, each officer of the Company and the Guarantors and each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

           (d)  The Company and the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding any other provision of this Section 9, no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total offering price of the Securities purchased by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           (e)  The indemnity and contribution agreements contained in this Section 9 and the covenants, agreements, warranties and representations of the Company, the Guarantors, their respective directors or officers, and the Initial Purchasers contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, their respective partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, the Guarantors, their respective directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and the Guarantors and each of the Initial Purchasers agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Guarantors, against any of the Company's officers or directors, as the case may be, in connection with the issuance and sale of the Securities, or in connection with any Memorandum.

        Section 10.    Termination.

           (a)  The obligations of the Initial Purchasers shall be subject to termination in the absolute discretion of the Initial Purchasers, if (i) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Memorandum, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operation of the Company and the Subsidiaries taken as a whole, which would, in the Initial Purchasers' judgment make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Memorandum, (ii) there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market; (B) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E) in the Initial Purchasers' judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Memorandum, or (iii) there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (x) any intended or potential downgrading or (y) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

          If the Initial Purchasers elect to terminate this Agreement as provided in this Section 10, the Company shall be notified promptly in writing.

          If the sale to the Initial Purchasers of the Securities, as contemplated by this Agreement, is not carried out by the Initial Purchasers for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Guarantors, as the case may be, shall be unable to comply with any of the terms of this Agreement or the Registration Rights Agreement, to the extent applicable, the Company or the Guarantors, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 12 hereof), and the Initial Purchasers shall be under no obligation or liability to the Company and the Guarantors under this Agreement or to one another hereunder.

           (b)  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 6 hereof, and provided further that Sections 2 and 9 shall survive such termination and remain in full force and effect.

        Section 11.    Default by an Initial Purchaser.    If any one or more Initial Purchasers shall fail to purchase and pay for any of the Notes agreed to be purchased by such Initial Purchasers hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Notes set forth opposite their names in Schedule 1 hereto bears to the aggregate amount of Notes set forth opposite the names of all the remaining Initial Purchasers) the Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the amount of Notes which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the total aggregate amount of Notes set forth in Schedule 1 hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such nondefaulting Initial Purchasers do not purchase all the Notes, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 12, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the nondefaulting Initial Purchasers shall determine in order that the required changes in the Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

        Section 12.    Reimbursement of Expenses.    If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Sections 7, 10(a)(i), 10(a)(ii)(B) and 10(a)(iii) hereof are not satisfied or because of any termination pursuant to Section 11 hereof (other than by reason of a default by the Initial Purchasers), the Company shall reimburse the Initial Purchasers, upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

        Section 13.    Information Supplied by Initial Purchasers.    The statements set forth in the last paragraph on the front cover page and in the third sentence of the fifth paragraph and the sixth paragraph under the heading "Plan of Distribution" in any Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Section 2(a) and Section 9 hereof.

        Section 14.    Notices.    All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to Deutsche Bank Securities, 60 Wall Street, New York, New York 10005, Attention: John Mehlman, with a copy to General Counsel; UBS Securities LLC, 299 Park

Avenue, New York, New York 10171-0026, Attention: Syndicate Department; One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0610, Attention: Syndicate Department; and; if sent to the Company, shall be mailed or delivered to the Company at 131 Dartmouth Street, Boston, Massachusetts 02116, Attention: Chief Executive Officer; with a copy to Corporate Counsel.

        All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; and one Business Day after being timely delivered to a next-day air courier.

        Section 15.    Successors.    This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any partner, director or officer of the Initial Purchasers and any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, its officers and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase.

        Section 16.    GOVERNING LAW.    THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        Section 17.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 18.    Miscellaneous.    The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect, the meaning or interpretation of this Agreement.

        Section 19.    Severability.    It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

        If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Initial Purchasers.

Very truly yours,
HERITAGE PROPERTY INVESTMENT TRUST, INC.
By:	/s/ THOMAS C. PRENDERGAST
Name:	Thomas C. Prendergast
Title:	President and Chief Executive Officer
HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP
By:	/s/ THOMAS C. PRENDERGAST
Name:	Thomas C. Prendergast
Title:	President and Chief Executive Officer
BRADLEY OPERATING LIMITED PARTNERSHIP
By:	/s/ THOMAS C. PRENDERGAST
Name:	Thomas C. Prendergast
Title:	President and Chief Executive Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.
DEUTSCHE BANK SECURITIES INC. UBS SECURITIES LLC WACHOVIA CAPITAL MARKETS, LLC
By:	DEUTSCHE BANK SECURITIES INC.
	By:	/s/ ERICH MAUFF
	Name:	Erich Mauff
	Title:	Managing Director
	By:	/s/ ERIC DOBI
	Name:	Eric Dobi
	Title:	Director
By:	UBS SECURITIES LLC
	By:	/s/ CHRISTOPHER FORSHNER
	Name:	Christopher Forshner
	Title:	Managing Director
	By:	/s/ RYAN DONOVAN
	Name:	Ryan Donovan
	Title:	Associate Director
By:	WACHOVIA CAPITAL MARKETS, LLC
	By:	/s/ TERESA HEE
	Name:	Teresa Hee
	Title	Director

The Initial Purchasers listed in Schedule 2.

SCHEDULE 2

Initial Purchaser	Principal Amount of Notes
Deutsche Bank Securities Inc.	$50,000,000
UBS Securities LLC	$50,000,000
Wachovia Capital Markets, LLC	$50,000,000

Total	$150,000,000

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PURCHASE AGREEMENT